




HYATT PLACE



APPLE HOSPITALITY REIT

INVESTOR PRESENTATION

JUNE 2020 • NYSE: APLE



FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking statements, including statements regarding the impact to the Company's business and financial condition from, and measures being taken in response to, the COVID-19 situation. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would," "outlook," "strategy," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company's forward-looking statements is the potential increased adverse effect of COVID-19 on the Company's business, financial performance and condition, operating results and cash flows, the real estate market and the hospitality industry specifically, and the global economy and financial markets. The significance, extent and duration of the impacts caused by the COVID-19 outbreak on the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the scope, severity and duration of the pandemic, the extent and effectiveness of the actions taken to contain the pandemic or mitigate its impact, the Company's ability to complete the anticipated amendments to its credit facilities on the terms and timing anticipated, or at all, and the direct and indirect economic effects of the pandemic and containment measures, among others. Such additional factors that might cause such differences include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE") to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; reduced business and leisure travel due to travel-related health concerns, including the widespread outbreak of infectious or contagious diseases in the U.S. such as COVID-19; adverse changes in the real estate and real estate capital markets; financing risks; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission ("SEC"). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

Cover photos: SpringHill Suites, Lafayette, LA; Homewood Suites, Round Rock, TX; Hyatt Place, Jacksonville, FL; Residence Inn, Burbank, CA; Hampton Inn & Suites and Home2 Suites, Huntsville, AL

COMPANY PROFILE


COURTYARD
COURTYARD
RESIDENCE INN

233
HOTELS

29,759
GUEST ROOMS

34
STATES

87
MARKETS

12
BRANDS

99%
ROOMS-FOCUSED

4 years
AVERAGE EFFECTIVE AGE

Courtyard and Residence Inn, Richmond, VA

Note: Hotel portfolio statistics as of May 15, 2020. Market categorization based on STR designation. Average Effective Age represents years since hotels were built or last renovated.

MISSION

We are a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation.

VALUES

Hospitality – We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry.

Resolve – We are passionate about the work we do and are steadfast in our commitment to our shareholders.

Excellence – We are driven to succeed and improve through innovation and perseverance.

Integrity – We are trustworthy and accountable.

Teamwork – We support and empower one another, embracing diversity of opinion and background.

APPLE HOSPITALITY REIT


Residence Inn
Marriott

Residence Inn, Tustin, CA

APPLE HOSPITALITY REIT

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

13 Years

Average executive tenure with the Apple REIT Companies

- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased 436 hotels
- Managed over $925 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Merged 3 REITs and listed Company on NYSE
- Completed $1.3 billion Apple REIT Ten merger
- Representation on over 30 brand and industry advisory boards and councils

LARGEST PUBLICLY TRADED ROOMS-FOCUSED LODGING REIT


Upscale/Rooms Focused
Upper Upscale/Full-Service Focused
Upscale & Upper Upscale Combined
Number of Guest Rooms
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
HST
PK
APLE
AHT
RLJ
PEB
INN
XHR
SHO
DRH
HT
CLDT

Source: Public filings and company data as of March 31, 2020.

APLE TRADING

Total Return Performance May 18, 2015 to May 31, 2020


$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
5/18/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
12/31/2016
3/31/2017
6/30/2017
9/30/2017
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
5/31/2020
APLE
SNL U.S. REIT Hotel Index
S&P 500 Index

Total Return	
APLE	(21.3%)
S&P 500 Index	58.5%
SNL U.S. REIT Hotel Index	(43.8%)

APLE Capital Markets 2017 – 3/31/2020	
Average Share Issue Price (total issued - $140 million)	$19.56
Average Share Buyback Price (total repurchased - $123 million)	$14.66

Total APLE Dividends Since Listing on May 18, 2015 = $5.80 per share or $1.2 billion[(1)]

Note: Graph compares the cumulative total shareholder return of the Company's common shares to the cumulative total returns of the Standard and Poor's 500 Stock Index ("S&P 500 Index") and the SNL U.S. REIT Hotel Index for the period from May 18, 2015, the date of the Company's Listing, to May 31, 2020. The SNL U.S. REIT Hotel Index is comprised of publicly traded REITs which focus on investments in hotel properties. The graph assumes an initial investment of $100 in the Company's common shares and in each of the indices, and also assumes the reinvestment of dividends. Source: S&P Global Market Intelligence

(1) Through March 31, 2020.


APPLE HOSPITALITY REIT
PROVEN INVESTMENT STRATEGY
Residence Inn
Marriott

Residence Inn, Portland, ME

PROVEN INVESTMENT STRATEGY



Concentrate on Upscale, rooms-focused hotels

Hilton
Marriott INTERNATIONAL
HYATT

Align with the best brands in the rooms-focused category



Pursue broad geographic diversification



Hire industry-leading operators and maximize performance through benchmarking and asset management



Enhance portfolio through accretive acquisitions, opportunistic dispositions and strategic reinvestment

40%[1]
Debt/Capitalization

Maintain a strong, flexible balance sheet

(1) Total debt/total capitalization calculation based on (as of March 31, 2020) total debt outstanding, net of cash and cash equivalents ("net total debt outstanding"), divided by net total debt outstanding plus equity market capitalization based on the Company's closing share price of $9.17 and outstanding common shares.

WHY SELECT-SERVICE HOTELS?

99% of APLE's Hotels are Rooms-Focused

Less:

- Rooms to fill
- Square footage to manage
- Staff
- Maintenance
- Complex
- Volatility
- Dependence on group

+

More:

- Consumer demand
- Easily renovated
- Lender/buyer appeal
- Consistency in operations
- Adaptable to change

=

Resulting Operating Margins 37.1%[1]


Hilton Garden Inn, Nashville, TN


Hampton Inn & Suites, Phoenix, AZ


Fairfield Inn & Suites, Orlando, FL


SpringHill Suites, Alexandria, VA

(1) Apple Hospitality's average annual Hotel EBITDA margin for the five years ended December 31, 2019.

ADVANTAGES OF A ROOMS-FOCUSED REIT

as Compared to Full-Service REITs with Scale


80%
60%
40%
20%
0%
% of Revenue
High 73.3%
Low 64.2%
69.4%
High 63.3%
Low 62.4%
62.9%
High 3.6%
Low 1.8%
2.6%
High 2.8%
Low 1.6%
2.1%
High 15.9%
Low 5.1%
10.1%
High 6.6%
Low 5.6%
6.0%
High 26.1%
Low 12.1%
18.6%(2)
High 29.9%
Low 27.6%
29.0%
Operating Expense
G&A Expense
Capex
Available Cash
Full-Service(1)
APLE

Note: Graph based on average operating results for five years ended December 31, 2019.

(1) Average operating results include HST, PEB, PK, RLJ and SHO. RLJ includes Upscale and Upper Upscale hotels. Highs and lows are from individual companies during last five years.

(2) Includes ~ 0.7% for average equity investments.

ROOMS-FOCUSED STRATEGY

Portfolio Aligned with Industry-Leading Brands


HOME2
EMBASSY SUITES
HOMEWOOD SUITES
COURTYARD
Fairfield
MARRIOTT
SPRINGHILL SUITES
TOWNEPLACE SUITES
Residence Inn
Independent
HYATT PLACE
Hampton
Hilton Garden Inn
Hilton
Marriott INTERNATIONAL
HYATT

Brand Type[1]	% of APLE Portfolio
Extended Stay	33%
Suite Product	23%
Other Select Service	42%
Full Service	2%

2019 Rooms Sold Segmentation


Transient
86%
Group
14%
0%
50%
100%

Note: Hotel portfolio statistics as of May 15, 2020.

(1) Brand Type based on number of guest rooms. Extended Stay includes Residence Inn by Marriott, TownePlace Suites by Marriott, Home2 Suites by Hilton and Homewood Suites by Hilton. Suite Product includes Fairfield Inn & Suites by Marriott, SpringHill Suites by Marriott, Embassy Suites by Hilton and Hampton Inn & Suites by Hilton. Other Select Service includes Hampton Inn by Hilton, Hilton Garden Inn, Courtyard by Marriott, Fairfield Inn by Marriott, Hyatt Place and independent boutique hotels. Full Service includes Marriott.

BROAD GEOGRAPHIC DIVERSIFICATION


Apple Hospitality REIT owns a hotel in this market
Apple Hospitality REIT owns more than one hotel in this market

Location Type by Number of Guest Rooms


Suburban 58%
Urban 22%
Airport 7%
Interstate 2%
Resort 5%
Small Metro 6%

Trailing 28 Days Suburban vs. Urban[1]


27%
18%
Occupancy
$96
$101
ADR
$26
$18
RevPAR
Suburban
Urban

Note: Hotel portfolio statistics as of May 15, 2020. Location and market categorization based on STR designation.

(1) Trailing 28 days data as of May 23, 2020 provided by STR for the Company's hotels owned as of March 31, 2020, including all rooms available for consolidated hotels, and may differ from actual results achieved.

BENEFITS OF SCALE OWNERSHIP

Largest Rooms-Focused Publicly Traded Lodging REIT



Unparalleled Access to Performance Data

Current ownership of 233[1] hotels and more than 430 historically provides unique ability to identify areas of opportunity and implement best practices

Unique variable fee management contracts based on balanced scorecard results


CRATE

Economies of Scale

Volume purchasing discounts

Insurance risk diversification results in favorable pricing

Fixed cost efficiencies

Reduced relative G&A load



Risk Diversification

Not dependent on concentrated number of markets

Broad base of demand generators

Smaller assets require fewer guests to maximize profitability



Influence

Representation on over 30 brand and industry advisory boards and councils

Access to valuable data and experience to support brand initiatives

Scale ownership within management company portfolios

(1) As of May 15, 2020.

MANAGEMENT COMPANIES

APLE's Unique Management Company Contract Structure

Better aligns owner and manager to maximize performance in all market environments

Variable Management Fee[1]
2.5% - 3.5% of Revenues Based on Property's Balanced Scorecard Performance

Balanced Scorecard Metrics Reset Annually

- Gross operating profit vs budget
- STR market index targets
- Brand and TripAdvisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Over 80% of our hotels operate under this structure
Contract terms average two years and are terminable upon sale

Industry Standard Structure

Base Management Fee
Typically 3% of Revenues
+
Incentive Management Fee
% of Operating Profit if > a Fixed Rate of Return Based on Purchase Price

Top 10 APLE Hospitality Operators[2]

Company Name	Total # of Properties	% of APLE Portfolio	APLE's % of Operator's Portfolio
LBA	42	18%	60%
White Lodging	26	11%	32%
Dimension	23	10%	33%
McKibbon	17	7%	22%
Western	17	7%	50%
Crestline	16	7%	13%
Raymond	15	6%	42%
Marriott	14	6%	2%
North Central	10	4%	40%
Newport	9	4%	20%
All Others	44	20%	11% on average

- 100% of Apple Hospitality's portfolio operated by third-party property managers
- 94% independent of brand management
- 20 operating companies provide a platform for comparative analytics and shared best practices
- 23% of operators' portfolios represented by Apple Hospitality on average, excluding brands

(1) Fee not based on balanced scorecard metrics when significant disruptions exist, including disruptions related to COVID-19.
(2) Calculations based on number of hotels managed for Apple Hospitality.

PORTFOLIO ACTIVITY UNDER CONTRACT[1] ($ in thousands)


rendering
Hyatt Place and Hyatt House, Tempe, AZ


rendering
Hilton Garden Inn
Hilton Garden Inn, Madison, WI

UNDER CONTRACT FOR PURCHASE

LOCATION	NUMBER OF HOTELS	NUMBER OF GUEST ROOMS	ESTIMATED CLOSING	ESTIMATED GROSS CONTRACT PURCHASE PRICE
Hyatt House® and Hyatt Place® Tempe, AZ[2][3]	2	254	2H 2020	$63,300
Hilton Garden Inn® Madison, WI[2]	1	176	1H 2021	49,600
TOTAL	**3**	**430**		**$112,900**

(1) As of May 15, 2020. Contracts entered into prior to 2020. There are many conditions to closing under the contracts that have not yet been satisfied, including completion of construction, and there can be no assurance that closings on the hotels will occur. If the seller meets all of the conditions to closing, the Company is obligated to specifically perform under the contracts.
(2) These hotels are under development. Number of rooms shown are expected number of rooms upon completion.
(3) These two hotels comprise a dual-branded property at one location.

WELL-MAINTAINED PORTFOLIO

Strategically well positioned in competitive operating environment

4.3 out of 5.00
weighted average TripAdvisor® rating[1]

Consistent reinvestment leads to traveler satisfaction outperformance and more predictable future capital needs

4 Years

Quality portfolio with average effective age of 4 years.[2]
97% of APLE's hotels were built or renovated in last 8 years.

Upscale and Upper Midscale Reinvestment Statistics[3]	
Average Annual Spend as % of Revenue	5.6%
Average % of Hotels Renovated Annually	12.0%
Average % of Room Nights Out of Service for Renovations	< 1.0%
Cumulative Spend	$520 million

(1) The TripAdvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through March 31, 2020.
(2) Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 14 years.
(3) Statistics based on all Upscale and Upper Midscale hotels owned by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc. for the period owned. Statistics based on the period 2011 – 2019.

FLEXIBLE BALANCE SHEET

Debt Composition(1)


Revolver
24%
Term Loan
48%
Property
Debt
28%
UNENCUMBERED
PORTFOLIO
200 Hotels
24,886 Keys

Available Liquidity $437 million

Debt Maturity Schedule(1) ($ in millions)


Hotels: 3
Keys: 351
Rate 6.3%
$35
Hotels: 9
Keys: 1,357
Rate 4.9%
Revolver
Rate: 2.4%(2)
$106
$425
Hotels: 4
Keys: 474
Rate: 4.0%
Term loan
Rate: 2.5%(2)
$42
$250
Hotels: 1
Keys: 166
Rate: 4.4%
Term loan
Rate: 2.9%(2)
$23
$310
Hotels: 14
Keys: 2,301
Rate: 3.9%
Term loan
Rate: 3.6%(2)
$294
$310
2020
2021
2022
2023
2024
2025
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

(1) Based on balances and hotels owned as of March 31, 2020, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs. Excludes yearly amortization.
(2) Interest rate includes effect of interest rate swaps and LIBOR rate in effect at March 31, 2020. The Company anticipates entering into an amendment to each of its unsecured credit facilities to waive certain covenants under the agreements. The amendments are expected to require that the interest rates on each of its unsecured credit facilities increase to the highest interest rate margin under each facility (75-80 basis points above the current margin) during the covenant relief period.

APPLE HOSPITALITY REIT

WELL POSITIONED


SPRINGHILL SUITES
Marriott
SPRINGHILL SUITES
Marriott
549

SpringHill Suites, Burbank, CA

APPLE HOSPITALITY REIT

EFFORTS TO PRESERVE CAPITAL & MITIGATE IMPACT OF COVID-19

- Quickly worked with management companies to make swift operational changes to staffing & service models
- Consolidated operations in markets where the Company owns multiple properties to maximize operational efficiencies
- Utilized energy management systems to minimize utility usage on unused floors
- Reduced/eliminated operational costs
  - Adjusted food & beverage offerings
  - Reduced amenities
  - Eliminated daily cleaning of occupied guest rooms during guest stays
  - Reduced various hotel service contracts
- Enhanced sales strategy with focus on sectors that may have lodging needs in current environment
- Corporate measures –
  - All non-essential capital improvement projects for 2020 postponed
  - Monthly distributions suspended
  - $425 million drawn on credit facilities
  - Compensation reductions for Executive Chairman, CEO and non-employee directors
  - Terminated written trading plan under Share Repurchase Program
  - Contract for the purchase of a Courtyard by Marriott to be constructed in Denver, CO for $49 million was terminated and $0.6 million deposit was refunded


COURTYARD
Marriott
Courtyard, Chandler, AZ

OCCUPANCY LEVELS BEFORE & DURING COVID-19


Hampton Inn & Suites, Phoenix, AZ

Began to see impact in March and appear to have bottomed out around 15% occupancy


77%
67%
76%
74%
60%
25%
16%
15%
15%
17%
19%
21%
24%
27%
31%
2019
Jan 2020
Feb 2020
3/7/2020
3/14/2020
3/21/2020
3/28/2020
4/4/2020
4/11/2020
4/18/2020
4/25/2020
5/2/2020
5/9/2020
5/16/2020
5/23/2020
Week ended

Source: Weekly data provided by STR for the Company's hotels owned as of March 31, 2020, including all rooms available for consolidated hotels, and may differ from actual results achieved.

APPLE HOSPITALITY REIT

INDUSTRY FUNDAMENTALS

U.S. Hotel Forecast

% Change vs. Prior Year

	2020			2021		
	STR	CBRE	PwC	STR	CBRE	PwC
Supply	(5.2%)	1.5%	(7.6%)	7.7%	(1.1%)	8.1%
Demand	(45.0%)	(37.0%)	(45.9%)	49.1%	34.8%	62.1%
Occupancy	(45.8%)	(38.0%)	(41.4%)	45.5%	36.3%	49.9%
ADR	(21.6%)	(22.5%)	(19.9%)	1.7%	8.9%	10.6%
RevPAR	(57.5%)	(51.9%)	(53.1%)	48.0%	48.4%	65.9%

Sources: STR and Tourism Economics Revised 2020/2021 U.S. Hotel Forecast (May 2020); CBRE Hotels Hotel Horizons June – August 2020 Edition; and PwC Hospitality Directions US May 2020

LIQUIDITY POSITION

Debt Summary as of March 31, 2020[1] ($ in thousands)

Mortgages (31 Hotels)		$500,013
Unsecured (200 Hotels)		
Revolver (Due 2022)	425,000	
Term Loans and Senior Notes (Due 2023 – 2030)	870,000	
Unsecured Debt		1,295,000
Cash on hand		(437,260)
Total Debt, net		**$1,357,753**

Maturities, net of reserves	**2020**	**2021**
	$0	$32,000

Estimated Net Cash Use Analysis ($ in thousands, except per key amount)

Monthly at 15% to 20% Occupancy	
Operations[2]	$5,000
Property taxes and insurance	5,500
G&A	1,500
Debt service	6,000
Estimated Monthly Cash Use[3]	$18,000
Estimated Monthly Cash Use Per Key[3]	$605

Other Commitments through 12/31/20 as of 5/15/20	
Purchase of Hyatt Place and Hyatt House in Tempe, AZ[4]	$63,300
Anticipated capital expenditures	$10,000 - $15,000

(1) Subsequent to March 31, 2020, the Company closed on the purchase of the newly developed Hampton Inn & Suites and Home2 Suites in Cape Canaveral, FL, for a gross purchase price of approximately $46.7 million. The Company entered into the contract to purchase the hotels in 2018. The Company utilized $25.0 million of its available cash and entered into a one-year note payable with the developer secured by the hotels for $21.7 million to fund the purchase price of the hotels, which is not reflected in this debt summary.
(2) Reflects estimated net cash use for hotel operations. Estimates include estimated cash received from revenue at anticipated average lowest weekly occupancy levels experienced in April 2020 of 15% to 20% and estimated associated hotel operating and ground lease cash uses.
(3) Excludes capital expenditures.
(4) Contract entered into in 2018. There are many conditions to closing under the contract that have not yet been satisfied, including completion of construction, and there can be no assurance that a closing on the hotels will occur. If the seller meets all of the conditions to closing, the Company is obligated to specifically perform under the contract.

APPLE HOSPITALITY REIT

WELL POSITIONED IN CURRENT ENVIRONMENT

Focused on Profitability	Structured to Reduce Risk	Poised for Outperformance
• Management team with extensive transaction and operations experience • Strong regional and national operators with readily terminable contracts and flexibility to align performance goals • Analytical data-driven approach to drive property level results • Scale to negotiate attractive national contracts • Strategic revenue management to optimize mix of business and maximize bottom-line performance	• Invested in Marriott®, Hilton® and Hyatt® branded hotels which benefit from strong reservation systems and loyalty programs • Focused on Upscale category with industry-leading brands where simple operations have historically yielded high margins • Broad geographic diversification reduces portfolio volatility • Well-maintained portfolio with average effective age of 4 years increases competitiveness • Strong balance sheet provides security through cycles	• Simple operating model of rooms-focused hotels mitigates cash use and enhances recovery time • Scale ownership minimizes relative G&A load and provides fixed cost efficiencies • Unique management agreement structure and terminable contracts align owner and operator to maximize performance in all market environments • Geographic diversification provides significant exposure to diverse demand generators including drive-to demand • Low dependence on group and international demand strengthens position in current environment • Conservative capital structure with staggered maturities and no additional maturities in 2020 bolsters liquidity position

EFFICIENT OPERATIONS

Investment Strategy Leads to Low Monthly Cash Use Rate

- Efficient operating model of rooms-focused hotels has historically yielded high margins
- Scale ownership of rooms-focused hotels minimizes G&A load per key and provides fixed cost efficiencies
- Conservative capital structure minimizes debt service per key
- Broad geographic diversification minimizes exposure to high cost markets

Estimated Monthly Cash Use Rate per Key [1]


APLE
INN
CLDT
RLJ
HT
AHT
DRH
PEB
XHR
PK
SHO
HST
($600)
($800)
($1,000)
($1,300)
($1,400)
($1,500)
($1,900)
($2,100)
($2,100)
($2,100)
($2,500)
($2,800)
Upscale/Rooms Focused
Upper Upscale/Full-Service Focused
Upscale & Upper Upscale Combined

(1) Source: Company filings and earnings transcripts. Assumptions vary by company.

APPLE HOSPITALITY REIT

ESG INITIATIVES


Hampton Inn & Suites

Hampton Inn & Suites, Phoenix, AZ

SUSTAINABILITY INITIATIVES

Formal energy management program established in 2018 to ensure that energy, water and waste management are a priority not only within the Company, but also with our management companies and brands.

Apple Hospitality Key Metrics for 2019[1]

Approximately **19 million** Square Feet

245,000 MWh Energy Consumption

13.0 Total kWh per Square Foot

96% Portfolio Enrolled in Energy Star® Program

974,000 Kgals Water Consumption

12,100 Non-Recycled Waste in Tons

23% Diversion Rate

With 13.0 total kWh per square foot as compared to an average of 26.0 total kWh per square foot reported by full-service REITs, the rooms-focused hotels we invest in are more operationally and environmentally efficient than full-service hotels.[2]

Average utility costs per occupied room	
Full-Service Hotels[3]	$9.28
Limited-Service Hotels[3][4]	$5.61
APLE[3]	$4.78

Apple Hospitality is committed to enhancing and incorporating sustainability opportunities into our investment and asset management strategies, with a focus on minimizing our environmental impact through reductions in energy and water consumption and through improvements in waste management.


COURTYARD

LED Lighting



Energy Management Systems



Smart Irrigation Systems



Energy & Water Conservation Guidelines

(1) Statistics are based on the Company's rooms-focused hotels owned as of December 31, 2019.
(2) Includes average of total kWh per square foot as reported for 2018 by PK, SHO, HST and HT.
(3) Full-Service Hotels and Limited-Service Hotels Based on 2018 data from U.S. Hotels HOST Almanac published by STR Analytics in 2019. APLE data based on 2019 actual results for all hotels owned in 2019.
(4) Average Upscale and Upper-Midscale Class.

SOCIAL RESPONSIBILITY

Key Metrics for Apple Hospitality since 2017

Apple Gives, an employee-led charitable organization, was formed in 2017 to expand our impact and further advance the achievement of our corporate philanthropic goals.

450+
HOURS VOLUNTEERED BY APPLE HOSPITALITY EMPLOYEES

80+
NON-PROFIT ORGANIZATIONS HELPED BY APPLE HOSPITALITY

Caring for others and our communities has always been at the forefront of our values.

Apple Hospitality REIT has always been firmly committed to strengthening communities through charitable giving, by volunteering our time and talents, and by participating in the many philanthropic programs important to our employees and leaders within our industry, including our brands, the American Hotel & Lodging Association (AHLA) and our third-party management companies. We are dedicated to making a positive impact throughout our Company, the hotel industry, our local communities and the many communities our hotels serve.



Local Community Outreach

Hilton HYATT SERVE360

Brand Initiatives



Management Companies

AHLA AMERICAN HOTEL & LODGING ASSOCIATION

Industry Involvement

GOVERNANCE

Alignment with the best interests of our shareholders is at the forefront of our values.

Corporate Governance Aligns with Shareholders

- Audit, Compensation and Corporate Governance Committees are independent
- Regular executive sessions of independent directors
- De-staggered Board allows for annual elections of directors
- Required resignation of an incumbent director not receiving majority of votes cast in election
- 76% of executive target compensation is incentive based, with 50% based on shareholder returns
- Required share ownership of:
  - 5 times base salary for CEO,
  - 3 times base salary for other executive officers, and
  - 2 times base cash compensation for directors
- Opted out of Virginia law requiring super majority vote for specified transactions

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
Chief Executive Officer, Apple Hospitality REIT

Kristian M. Gathright – Director
Former Executive Vice President & Chief Operating Officer, Apple Hospitality REIT

Glenn W. Bunting – Director
President, GB Corporation

Jon A. Fosheim – Lead Independent Director
Co-founder, Green Street Advisors

Blythe J. McGarvie – Director
Founder and Former Chief Executive Officer, Leadership for International Finance

Daryl A. Nickel – Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd – Director
Former Senior Vice President & Chief Financial Officer, General Dynamics

APPLE HOSPITALITY REIT

APPENDIX


HOMEWOOD SUITES
Hilton

Homewood Suites, Miami, FL

HISTORY OF APPLE REIT OWNERSHIP

	Total Hotels Owned[1]	Current Hotel Ownership[2]
Hilton Garden Inn®	59	41
Hampton by Hilton®	58	40
Courtyard by Marriott®	63	36
Homewood Suites by Hilton®	62	33
Residence Inn by Marriott®	104	33
SpringHill Suites by Marriott®	26	13
Fairfield by Marriott®	20	11
Home2 Suites by Hilton®	10	10
TownePlace Suites by Marriott®	21	9
Marriott® Hotels	7	2
Embassy Suites by Hilton®	2	2
Independent[3]	2	2
Hyatt Place®	1	1
Hilton® Hotels & Resorts	1	-
Renaissance® Hotels[3]	-	-
Total	**436**	**233**

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality as of May 15, 2020.
(3) The Company's Renaissance hotel was converted to an independent hotel in January 2020.
(4) Source: STR as of March 31, 2020.
(5) Excludes DoubleTree by Hilton® hotels and includes Embassy Suites by Hilton® hotels.

Hotels in the United States[4]	# of hotels	# of rooms
Total Hotels United States	57,229	5,416,419
Total Hotels Upscale and Upper Midscale	16,991	1,945,086
Hilton®[5]	4,073	473,556
Marriott®	4,084	492,010
Hyatt®	397	55,244
Apple Hospitality	**233**	**29,759**

Apple Hospitality owns 3% of Hilton® and Marriott® Upscale and Upper Midscale rooms in the United States


Hampton Inn & Suites
Hampton Inn & Suites, Rosemont, IL

APPLE HOSPITALITY REIT

PORTFOLIO ACTIVITY 2015 – MAY 15, 2020 ($ in thousands)

ACQUISITIONS

YEAR	NUMBER OF HOTELS	NUMBER OF GUEST ROOMS	GROSS PURCHASE PRICE
2015	7	1,051	$254,800
2016	57	7,337	1,320,000[1]
2017	6	784	161,800
2018	5	732	152,200
2019	3	343	59,300
1/1/2020 – 5/15/2020	2	224	46,700
TOTAL	**80**	**10,471**	**$1,994,800**

DISPOSITIONS

YEAR	NUMBER OF HOTELS	NUMBER OF GUEST ROOMS	GROSS SALES PRICE
2015	19	1,883	$208,500
2016	1	226	9,900
2017	2	540	97,600
2018	3	247	15,800
2019	11	1,285	121,700
1/1/2020 – 5/15/2020	2	335	45,000
TOTAL	**38**	**4,516**	**$498,500**

(1) Includes merger with Apple REIT Ten, which added 56 hotels with 7,209 guest rooms to the Company's portfolio. As consideration in the merger, the Company issued approximately 49 million common shares and paid approximately $94 million to the Apple REIT Ten shareholders, and assumed approximately $257 million of debt. Enterprise value of $1.3 billion reflects APLE's closing price on August 31, 2016 of $19.62 and merger consideration.

20-YEAR RECORD OF VALUE CREATION

1999
Apple REIT Companies launch first hospitality REIT, Apple Suites – raises $125mm in equity
Apple Suites Portfolio
Hotels: 17 Homewood Suites
Rooms: 1,922 suites
# of States: 12

2001
Apple Hospitality Two formed – raises $300mm in equity
Apple Two Portfolio
Hotels: 49 Residence Inns
Rooms: 5,947 suites
# of States: 21

2002
Apple Hospitality Five formed – raises $500mm in equity
Apple Five Portfolio
Hotels: 28 hotels
Rooms: 3,717
# of States: 15
Exclusively Hilton & Marriott brands

2003
Apple Suites & Apple Two Merge

Apple REIT Seven formed – raises $1b in equity
Apple Seven Portfolio
Hotels: 51 hotels
Rooms: 6,426
# of States: 18
Exclusively Hilton & Marriott brands

2004
Apple REIT Six formed – raises $1b in equity
Apple Six Portfolio
Hotels: 68 hotels
Rooms: 7,897
# of States: 18
Exclusively Hilton & Marriott brands

2005

2007
Apple Two sold to ING Clarion for $787mm

Apple Five sold to Inland American Real Estate Trust, Inc. for $682mm

Apple REIT Eight formed – raises $1b in equity
Apple Eight Portfolio
Hotels: 51 hotels
Rooms: 5,914
# of States: 19
Exclusively Hilton & Marriott brands

Apple REIT Nine formed – raises $2b in equity
Apple Nine Portfolio
Hotels: 89 hotels
Rooms: 11,371
# of States: 27
Exclusively Hilton & Marriott brands

2010
Apple REIT Ten formed – raises over $1b in equity
Apple Ten Portfolio
Hotels: 56 hotels
Rooms: 7,209
# of States: 17
Exclusively Hilton & Marriott brands

2013
Apple Six sold to Blackstone for $1.2b

2014
Apple Hospitality REIT
Apple REIT Seven and Apple REIT Eight merged into Apple REIT Nine to form Apple Hospitality REIT

2015
Apple Hospitality REIT
Apple Hospitality REIT listed on the New York Stock Exchange (NYSE: APLE)
Share buybacks totaled $222mm at average share buyback price of $18.85
Acquired 7 hotels for $255mm
Sold 19 hotels for $209mm

2016
Apple Hospitality REIT
Acquired 57 hotels, which includes merger with Apple REIT Ten for $1.3b(1)
Sold 1 hotel for $10mm
Share buybacks totaled $7.9mm at average share buyback price of $17.72

2017
Apple Hospitality REIT
Acquired 6 hotels for $162mm
Sold 2 hotels for $98mm
Share issuances totaled $135.1mm at average share issuance price of $19.55

2018
Apple Hospitality REIT
Acquired 5 hotels for $152mm
Sold 3 hotels for $16mm
Share issuances totaled $4.8mm at average share issuance price of $19.73
Share buybacks totaled $104.3mm at average share buyback price of $15.87

2019
Apple Hospitality REIT
Acquired 3 hotels for $59mm
Sold 11 hotels for $122mm
Share buybacks totaled $4.3mm at average share buyback price of $14.92

2020 YTD
Apple Hospitality REIT
Acquired 2 hotels for $47mm
Sold 2 hotels for $45mm
Share buybacks totaled $14.3mm at average share buyback price of $9.42

(1) Includes merger with Apple REIT Ten, which added 56 hotels with 7,209 guest rooms to the Company's portfolio. As consideration in the merger, the Company issued approximately 49 million common shares and paid approximately $94 million to the Apple REIT Ten shareholders, and assumed approximately $257 million of debt. Enterprise value of $1.3 billion reflects APLE's closing price on August 31, 2016 of $19.62 and merger consideration.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2020 (unaudited)	December 31, 2019
Assets		
Investment in real estate, net of accumulated depreciation and amortization of $1,096,718 and $1,054,429, respectively	$ 4,776,695	$ 4,825,738
Assets held for sale	-	12,093
Cash and cash equivalents	437,260	-
Restricted cash-furniture, fixtures and other escrows	33,335	34,661
Due from third party managers, net	22,040	26,926
Other assets, net	37,040	42,993
Total Assets	$ 5,306,370	$ 4,942,411
Liabilities		
Debt, net	$ 1,789,281	$ 1,320,407
Finance lease liabilities	217,180	216,627
Accounts payable and other liabilities	105,105	114,364
Total Liabilities	2,111,566	1,651,398
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 223,017,081 and 223,862,913 shares, respectively	4,487,441	4,493,763
Accumulated other comprehensive loss	(46,864)	(4,698)
Distributions greater than net income	(1,245,773)	(1,198,052)
Total Shareholders' Equity	3,194,804	3,291,013
Total Liabilities and Shareholders' Equity	$ 5,306,370	$ 4,942,411

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(Unaudited) (in thousands, except per share data)

	Three Months Ended March 31, 2020	Three Months Ended March 31, 2019
Revenues:		
Room	$ 217,979	$ 279,470
Food and beverage	11,312	15,015
Other	8,719	9,302
Total revenue	238,010	303,787
Expenses:		
Hotel operating expense:		
Operating	68,029	75,580
Hotel administrative	23,643	25,630
Sales and marketing	24,359	27,694
Utilities	9,190	9,939
Repair and maintenance	11,793	12,866
Franchise fees	10,257	13,111
Management fees	7,995	10,629
Total hotel operating expense	155,266	175,449
Property taxes, insurance and other	19,595	19,613
General and administrative	9,523	8,137
Depreciation and amortization	49,522	47,950
Total expense	233,906	251,149
Gain on sale of real estate	8,839	1,213
Operating income	12,943	53,851
Interest and other expense, net	(15,566)	(15,494)
Income (loss) before income taxes	(2,623)	38,357
Income tax expense	(146)	(206)
Net income (loss)	$ (2,769)	$ 38,151
Other comprehensive loss:		
Interest rate derivatives	(42,166)	(6,044)
Comprehensive income (loss)	$ (44,935)	$ 32,107
Basic and diluted net income (loss) per common share	$ (0.01)	$ 0.17
Weighted average common shares outstanding - basic and diluted	224,294	223,932

Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FROM JUNE 30, 2018 THROUGH MARCH 31, 2020

(Unaudited) (in thousands)

	Three Months Ended							
	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Net income (loss)	$ 67,630	$ 62,122	$ 34,152	$ 38,151	$ 62,090	$ 46,223	$ 25,453	$ (2,769)
Depreciation and amortization	45,743	46,169	46,730	47,950	48,109	47,887	49,294	49,522
Amortization of favorable and unfavorable operating leases, net	148	146	147	31	31	31	31	101
Interest and other expense, net	13,210	13,140	12,916	15,494	15,857	14,759	15,081	15,566
Income tax expense	151	100	173	206	156	143	174	146
EBITDA	126,882	121,677	94,118	101,832	126,243	109,043	90,033	62,566
(Gain) loss on sale of real estate	-	-	(152)	(1,213)	161	-	(3,969)	(8,839)
Loss on impairment of depreciable real estate assets	3,135	-	-	-	-	6,467	-	-
EBITDAre	130,017	121,677	93,966	100,619	126,404	115,510	86,064	53,727
Non-cash straight-line operating ground lease expense	898	875	865	48	47	47	46	47
Adjusted EBITDAre	$ 130,915	$ 122,552	$ 94,831	$ 100,667	$ 126,451	$ 115,557	$ 86,110	$ 53,774
General and administrative expense	6,721	3,370	7,326	8,137	8,308	9,039	10,726	9,523
Adjusted Hotel EBITDA	$ 137,636	$ 125,922	$ 102,157	$ 108,804	$ 134,759	$ 124,596	$ 96,836	$ 63,297

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO FFO AND MFFO FOR THE THREE MONTHS ENDED MARCH 31, 2020 AND 2019

(Unaudited) (in thousands)

	Three Months Ended March 31,	
	2020	2019
Net income (loss)	$ (2,769)	$ 38,151
Depreciation of real estate owned	47,668	46,666
Gain on sale of real estate	(8,839)	(1,213)
Funds from operations	36,060	83,604
Amortization of finance ground lease assets	1,602	1,041
Amortization of favorable and unfavorable operating leases, net	101	31
Non-cash straight-line operating ground lease expense	47	48
Modified funds from operations	$ 37,810	$ 84,724

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended March 31, 2020	Three Months Ended March 31, 2019	% Change
Total revenue	$ 236,870	$ 293,485	(19.3%)
Total operating expenses	173,977	188,489	(7.7%)
Adjusted Hotel EBITDA	$ 62,893	$ 104,996	(40.1%)
Adjusted Hotel EBITDA Margin %	26.6%	35.8%	(920 bps)
ADR (Comparable Hotels)	$ 132.66	$ 137.51	(3.5%)
Occupancy (Comparable Hotels)	60.8%	74.0%	(17.8%)
RevPAR (Comparable Hotels)	$ 80.70	$ 101.81	(20.7%)
ADR (Actual)	$ 132.55	$ 136.36	(2.8%)
Occupancy (Actual)	60.9%	73.9%	(17.6%)
RevPAR (Actual)	$ 80.66	$ 100.71	(19.9%)

Reconciliation to Actual Results

	2020	2019
Total Revenue (Actual)	$ 238,010	$ 303,787
Revenue from acquisitions prior to ownership	-	1,817
Revenue from dispositions	(1,140)	(12,119)
Comparable Hotels Total Revenue	$ 236,870	$ 293,485
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 63,297	$ 108,804
AHEBITDA from acquisitions prior to ownership	-	391
AHEBITDA from dispositions	(404)	(4,199)
Comparable Hotels AHEBITDA	$ 62,893	$ 104,996

Note: Comparable Hotels is defined as the 231 hotels owned by the Company as of March 31, 2020. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income (loss) to non-GAAP financial measures included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Total revenue	$ 334,461	$ 322,844	$ 286,453	$ 293,485	$ 336,870	$ 327,778	$ 285,366	$ 236,870
Total operating expenses	200,745	200,050	187,090	188,489	203,738	204,707	190,356	173,977
Adjusted Hotel EBITDA	$ 133,716	$ 122,794	$ 99,363	$ 104,996	$ 133,132	$ 123,071	$ 95,010	$ 62,893
Adjusted Hotel EBITDA Margin %	40.0%	38.0%	34.7%	35.8%	39.5%	37.5%	33.3%	26.6%
ADR (Comparable Hotels)	$ 141.43	$ 139.55	$ 133.30	$ 137.51	$ 142.01	$ 139.78	$ 131.58	$ 132.66
Occupancy (Comparable Hotels)	81.9%	79.1%	72.7%	74.0%	81.5%	79.9%	72.9%	60.8%
RevPAR (Comparable Hotels)	$ 115.87	$ 110.45	$ 96.95	$ 101.81	$ 115.73	$ 111.66	$ 95.97	$ 80.70
ADR (Actual)	$ 139.58	$ 137.77	$ 131.93	$ 136.36	$ 141.60	$ 139.21	$ 131.41	$ 132.55
Occupancy (Actual)	81.7%	78.9%	72.5%	73.9%	81.4%	79.9%	72.9%	60.9%
RevPAR (Actual)	$ 114.09	$ 108.70	$ 95.63	$ 100.71	$ 115.30	$ 111.17	$ 95.85	$ 80.66
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 344,714	$ 332,197	$ 295,255	$ 303,787	$ 341,117	$ 331,722	$ 289,971	$ 238,010
Revenue from acquisitions prior to ownership	4,957	3,516	3,098	1,817	798	675	73	-
Revenue from dispositions	(15,210)	(12,869)	(11,900)	(12,119)	(5,045)	(4,619)	(4,678)	(1,140)
Comparable Hotels Total Revenue	$ 334,461	$ 322,844	$ 286,453	$ 293,485	$ 336,870	$ 327,778	$ 285,366	$ 236,870
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 137,636	$ 125,922	$ 102,157	$ 108,804	$ 134,759	$ 124,596	$ 96,836	$ 63,297
AHEBITDA from acquisitions prior to ownership	1,612	959	818	391	166	57	(1)	-
AHEBITDA from dispositions	(5,532)	(4,087)	(3,612)	(4,199)	(1,793)	(1,582)	(1,825)	(404)
Comparable Hotels AHEBITDA	$ 133,716	$ 122,794	$ 99,363	$ 104,996	$ 133,132	$ 123,071	$ 95,010	$ 62,893

Note: Comparable Hotels is defined as the 231 hotels owned by the Company as of March 31, 2020. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of net income (loss) to non-GAAP financial measures included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
SAME STORE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended March 31, 2020		Three Months Ended March 31, 2019		% Change
Total revenue	$	233,692	$	290,964	(19.7%)
Total operating expenses		171,706		186,607	(8.0%)
Adjusted Hotel EBITDA	$	61,986	$	104,357	(40.6%)
Adjusted Hotel EBITDA Margin %		26.5%		35.9%	(940 bps)
ADR (Same Store Hotels)	$	132.60	$	137.44	(3.5%)
Occupancy (Same Store Hotels)		60.8%		74.1%	(17.9%)
RevPAR (Same Store Hotels)	$	80.57	$	101.80	(20.9%)
ADR (Actual)	$	132.55	$	136.36	(2.8%)
Occupancy (Actual)		60.9%		73.9%	(17.6%)
RevPAR (Actual)	$	80.66	$	100.71	(19.9%)
Reconciliation to Actual Results					
Total Revenue (Actual)	$	238,010	$	303,787	
Revenue from acquisitions		(3,178)		(704)	
Revenue from dispositions		(1,140)		(12,119)	
Same Store Hotels Total Revenue	$	233,692	$	290,964	
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$	63,297	$	108,804	
AHEBITDA from acquisitions		(907)		(248)	
AHEBITDA from dispositions		(404)		(4,199)	
Same Store Hotels AHEBITDA	$	61,986	$	104,357	

Note: Same Store Hotels is defined as the 228 hotels owned and held for use by the Company as of January 1, 2019 and during the entirety of the periods being compared. This information has not been audited. Reconciliation of net income (loss) to non-GAAP financial included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
SAME STORE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended				
	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Total revenue	$ 290,964	$ 333,336	$ 324,274	$ 281,972	$ 233,692
Total operating expenses	186,607	201,351	202,300	187,957	171,706
Adjusted Hotel EBITDA	$ 104,357	$ 131,985	$ 121,974	$ 94,015	$ 61,986
Adjusted Hotel EBITDA Margin %	35.9%	39.6%	37.6%	33.3%	26.5%
ADR (Same Store Hotels)	$ 137.44	$ 142.08	$ 139.92	$ 131.65	$ 132.60
Occupancy (Same Store Hotels)	74.1%	81.6%	79.9%	72.9%	60.8%
RevPAR (Same Store Hotels)	$ 101.80	$ 115.90	$ 111.79	$ 95.97	$ 80.57
ADR (Actual)	$ 136.36	$ 141.60	$ 139.21	$ 131.41	$ 132.55
Occupancy (Actual)	73.9%	81.4%	79.9%	72.9%	60.9%
RevPAR (Actual)	$ 100.71	$ 115.30	$ 111.17	$ 95.85	$ 80.66
Reconciliation to Actual Results					
Total Revenue (Actual)	$ 303,787	$ 341,117	$ 331,722	$ 289,971	$ 238,010
Revenue from acquisitions	(704)	(2,736)	(2,829)	(3,321)	(3,178)
Revenue from dispositions	(12,119)	(5,045)	(4,619)	(4,678)	(1,140)
Same Store Hotels Total Revenue	$ 290,964	$ 333,336	$ 324,274	$ 281,972	$ 233,692
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 108,804	$ 134,759	$ 124,596	$ 96,836	$ 63,297
AHEBITDA from acquisitions	(248)	(981)	(1,040)	(996)	(907)
AHEBITDA from dispositions	(4,199)	(1,793)	(1,582)	(1,825)	(404)
Same Store Hotels AHEBITDA	$ 104,357	$ 131,985	$ 121,974	$ 94,015	$ 61,986

Note: Same Store Hotels is defined as the 228 hotels owned and held for use by the Company as of January 1, 2019 and during the entirety of the periods being compared. This information has not been audited. Reconciliation of net income (loss) to non-GAAP financial measures included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS TOP 20 MARKETS
THREE MONTHS ENDED MARCH 31 (Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2020	Q1 2019	% Change	Q1 2020	Q1 2019	% Change	Q1 2020	Q1 2019	% Change	Q1 2020
Top 20 Markets											
Phoenix, AZ	9	69.1%	82.9%	(16.6%)	$164.13	$174.34	(5.9%)	$113.47	$144.45	(21.4%)	9.6%
Los Angeles/Long Beach, CA	8	73.9%	87.4%	(15.5%)	$167.62	$170.72	(1.8%)	$123.87	$149.25	(17.0%)	7.5%
San Diego, CA	7	64.6%	77.0%	(16.0%)	$148.42	$153.19	(3.1%)	$95.94	$117.88	(18.6%)	5.9%
Anaheim/Santa Ana, CA	6	66.0%	82.4%	(19.9%)	$145.49	$147.63	(1.4%)	$96.00	$121.62	(21.1%)	4.4%
Nashville, TN	5	62.6%	80.1%	(21.8%)	$151.55	$160.79	(5.7%)	$94.92	$128.77	(26.3%)	3.6%
Dallas, TX	8	59.5%	70.0%	(15.0%)	$124.05	$124.04	0.0%	$73.83	$86.87	(15.0%)	3.2%
Miami/Hialeah, FL	3	76.2%	83.4%	(8.6%)	$167.77	$173.64	(3.4%)	$127.85	$144.78	(11.7%)	3.1%
Florida Panhandle	5	66.5%	79.1%	(15.9%)	$133.13	$150.21	(11.4%)	$88.59	$118.81	(25.4%)	3.0%
Seattle, WA	3	67.9%	77.1%	(11.9%)	$163.43	$165.76	(1.4%)	$110.95	$127.78	(13.2%)	2.9%
Tucson, AZ	3	75.9%	88.6%	(14.3%)	$143.26	$133.39	7.4%	$108.73	$118.20	(8.0%)	2.7%
Fort Lauderdale, FL	2	74.2%	91.4%	(18.8%)	$175.39	$181.37	(3.3%)	$130.11	$165.78	(21.5%)	2.4%
Fort Worth/Arlington, TX	5	61.6%	76.6%	(19.6%)	$134.43	$135.35	(0.7%)	$82.85	$103.72	(20.1%)	2.4%
Orlando, FL	3	69.6%	79.5%	(12.5%)	$127.34	$135.27	(5.9%)	$88.62	$107.55	(17.6%)	2.2%
Alabama South	6	64.2%	76.0%	(15.5%)	$111.33	$117.33	(5.1%)	$71.48	$89.14	(19.8%)	2.0%
North Carolina East	5	66.2%	81.6%	(18.9%)	$107.92	$110.90	(2.7%)	$71.46	$90.52	(21.1%)	1.9%
Melbourne/Titusville, FL	1	90.3%	93.2%	(3.0%)	$169.14	$173.27	(2.4%)	$152.80	$161.40	(5.3%)	1.9%
Oklahoma City, OK	4	58.3%	72.5%	(19.6%)	$122.89	$126.49	(2.8%)	$71.60	$91.69	(21.9%)	1.8%
Houston, TX	6	55.9%	63.3%	(11.7%)	$114.73	$121.69	(5.7%)	$64.14	$77.08	(16.8%)	1.7%
Atlanta, GA	3	61.3%	74.5%	(17.7%)	$159.31	$188.68	(15.6%)	$97.66	$140.62	(30.6%)	1.6%
Richmond/Petersburg, VA	5	50.7%	73.4%	(30.9%)	$151.64	$149.14	1.7%	$76.85	$109.45	(29.8%)	1.6%
Top 20 Markets	**97**	**65.2%**	**78.5%**	**(16.9%)**	**$144.58**	**$149.83**	**(3.5%)**	**$94.33**	**$117.62**	**(19.8%)**	**65.4%**
All Other Markets	**134**	**57.4%**	**70.5%**	**(18.7%)**	**$121.99**	**$126.80**	**(3.8%)**	**$69.96**	**$89.46**	**(21.8%)**	**34.6%**
Total Portfolio	**231**	**60.8%**	**74.0%**	**(17.8%)**	**$132.66**	**$137.51**	**(3.5%)**	**$80.70**	**$101.81**	**(20.7%)**	**100.0%**

Note: Comparable Hotels is defined as the 231 hotels owned by the Company as of March 31, 2020. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Market categorization based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION
THREE MONTHS ENDED MARCH 31 (Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2020	Q1 2019	% Change	Q1 2020	Q1 2019	% Change	Q1 2020	Q1 2019	% Change	Q1 2020
STR Region											
East North Central	15	50.6%	61.8%	(18.1%)	$112.95	$117.55	(3.9%)	$57.19	$72.63	(21.3%)	1.3%
East South Central	30	63.1%	74.8%	(15.6%)	$123.49	$127.71	(3.3%)	$77.90	$95.51	(18.4%)	11.3%
Middle Atlantic	12	49.0%	68.2%	(28.1%)	$131.30	$143.51	(8.5%)	$64.35	$97.81	(34.2%)	(1.1)%
Mountain	20	65.8%	79.6%	(17.3%)	$147.21	$150.93	(2.5%)	$96.87	$120.08	(19.3%)	16.1%
New England	5	51.0%	57.0%	(10.6%)	$123.76	$124.64	(0.7%)	$63.12	$71.09	(11.2%)	0.9%
Pacific	33	67.8%	81.3%	(16.6%)	$155.16	$159.82	(2.9%)	$105.23	$129.94	(19.0%)	25.8%
South Atlantic	57	63.8%	76.8%	(16.9%)	$132.31	$138.85	(4.7%)	$84.40	$106.65	(20.9%)	26.5%
West North Central	18	53.5%	70.1%	(23.7%)	$114.93	$116.14	(1.0%)	$61.46	$81.36	(24.5%)	3.4%
West South Central	41	58.9%	71.3%	(17.4%)	$122.44	$126.74	(3.4%)	$72.16	$90.37	(20.2%)	15.8%
Total Portfolio	**231**	**60.8%**	**74.0%**	**(17.8%)**	**$132.66**	**$137.51**	**(3.5%)**	**$80.70**	**$101.81**	**(20.7%)**	**100.0%**

Note: Comparable Hotels is defined as the 231 hotels owned by the Company as of March 31, 2020. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Region categorization based on STR designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE
THREE MONTHS ENDED MARCH 31 (Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2020	Q1 2019	% Change	Q1 2020	Q1 2019	% Change	Q1 2020	Q1 2019	% Change	Q1 2020
Upscale											
Courtyard	36	57.5%	71.1%	(19.1%)	$136.44	$139.57	(2.2%)	$78.44	$99.21	(20.9%)	17.7%
Hilton Garden Inn	41	58.2%	73.0%	(20.4%)	$130.25	$133.99	(2.8%)	$75.77	$97.88	(22.6%)	17.2%
Homewood Suites	33	67.4%	79.5%	(15.2%)	$136.91	$142.82	(4.1%)	$92.25	$113.55	(18.8%)	15.4%
Hyatt Place	1	73.8%	75.9%	(2.7%)	$100.29	$111.93	(10.4%)	$74.05	$84.90	(12.8%)	0.3%
Residence Inn	33	67.2%	75.6%	(11.1%)	$141.61	$143.91	(1.6%)	$95.17	$108.82	(12.5%)	20.5%
SpringHill Suites	13	54.5%	71.6%	(23.8%)	$121.17	$122.25	(0.9%)	$66.09	$87.49	(24.5%)	3.6%
Upscale Total	**157**	**61.3%**	**74.2%**	**(17.4%)**	**$134.56**	**$137.94**	**(2.4%)**	**$82.45**	**$102.29**	**(19.4%)**	**74.7%**
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	58.9%	73.3%	(19.6%)	$115.10	$122.06	(5.7%)	$67.83	$89.43	(24.1%)	3.1%
Hampton Inn/Hampton Inn & Suites	39	58.2%	71.9%	(19.1%)	$130.26	$137.05	(5.0%)	$75.78	$98.52	(23.1%)	14.0%
Home2 Suites	9	71.0%	81.8%	(13.2%)	$124.94	$136.11	(8.2%)	$88.69	$111.34	(20.3%)	4.9%
TownePlace Suites	9	68.0%	74.0%	(8.1%)	$113.91	$115.48	(1.4%)	$77.49	$85.43	(9.3%)	4.2%
Upper Midscale Total	**68**	**61.0%**	**73.5%**	**(17.0%)**	**$125.10**	**$132.05**	**(5.3%)**	**$76.35**	**$97.03**	**(21.3%)**	**26.2%**
Upper Upscale											
Embassy Suites	2	69.0%	86.7%	(20.4%)	$176.00	$179.63	(2.0%)	$121.51	$155.83	(22.0%)	1.8%
Marriott	2	43.3%	66.1%	(34.5%)	$150.20	$149.29	0.6%	$65.03	$98.69	(34.1%)	0.0%
Upper Upscale Total	**4**	**52.0%**	**73.1%**	**(28.8%)**	**$161.81**	**$161.50**	**0.2%**	**$84.18**	**$118.06**	**(28.7%)**	**1.8%**
Independents											
Independents	2	51.7%	85.2%	(39.3%)	$135.80	$181.24	(25.1%)	$70.21	$154.35	(54.5%)	(2.7)%
Independents Total	**2**	**51.7%**	**85.2%**	**(39.3%)**	**$135.80**	**$181.24**	**(25.1%)**	**$70.21**	**$154.35**	**(54.5%)**	**(2.7)%**
Total Portfolio	**231**	**60.8%**	**74.0%**	**(17.8%)**	**$132.66**	**$137.51**	**(3.5%)**	**$80.70**	**$101.81**	**(20.7%)**	**100.0%**

Note: Comparable Hotels is defined as the 231 hotels owned by the Company as of March 31,2020. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Chain scale categorization based on STR designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY LOCATION
THREE MONTHS ENDED MARCH 31 (Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2020	Q1 2019	% Change	Q1 2020	Q1 2019	% Change	Q1 2020	Q1 2019	% Change	Q1 2020
STR Location											
Airport	17	69.3%	79.3%	(12.6%)	$130.02	$132.31	(1.7%)	$90.08	$104.89	(14.1%)	8.3%
Interstate	6	57.1%	70.3%	(18.8%)	$110.12	$108.95	1.1%	$62.86	$76.64	(18.0%)	1.5%
Resort	9	64.4%	79.3%	(18.8%)	$144.22	$155.82	(7.4%)	$92.88	$123.59	(24.8%)	6.4%
Small Metro/Town	16	66.3%	79.1%	(16.1%)	$127.50	$131.00	(2.7%)	$84.54	$103.59	(18.4%)	8.4%
Suburban	141	60.2%	73.1%	(17.6%)	$129.42	$133.49	(3.0%)	$77.95	$97.60	(20.1%)	55.4%
Urban	42	57.8%	72.8%	(20.6%)	$144.18	$150.96	(4.5%)	$83.31	$109.91	(24.2%)	20.0%
Total Portfolio	**231**	**60.8%**	**74.0%**	**(17.8%)**	**$132.66**	**$137.51**	**(3.5%)**	**$80.70**	**$101.81**	**(20.7%)**	**100.0%**

Note: Comparable Hotels is defined as the 231 hotels owned by the Company as of March 31,2020. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Location categorization based on STR designation.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"); Adjusted EBITDAre ("Adjusted EBITDAre"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition.

The Company also considers the exclusion of non-cash straight-line operating ground lease expense from EBITDAre useful, as this expense does not reflect the underlying performance of the related hotels (Adjusted EBITDAre).

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company's hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company's hotels and effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

COMPARABLE HOTELS

Comparable Hotels is defined as the 231 hotels owned by the Company as of March 31, 2020. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

SAME STORE HOTELS

Same Store Hotels is defined as the 228 hotels owned and held for use by the Company as of January 1, 2019 and during the entirety of the periods being compared. This information has not been audited.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton Garden Inn®," "Hilton® Hotels & Resorts," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

"Hyatt Place®" and "Hyatt House®" are each a registered trademark of Hyatt Hotels Corporation or one of its affiliates. All references to "Hyatt®" mean Hyatt Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hyatt® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hyatt®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hyatt® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hyatt® has not expressed any approval or disapproval regarding this presentation, and the grant by Hyatt® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hyatt® has not assumed and shall not have any liability in connection with this presentation.

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com